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                                                                   Exhibit 10.25

                               OPTION AGREEMENT

     AGREEMENT, dated as of February 27, 2002, between UNITED LEISURE CORPORATION, a Delaware corporation (the "Company"), and BRIAN SHUSTER (the "Optionee"), a Director of the Company.

                             W I T N E S S E T H:
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     WHEREAS, the Optionee is a Director of the Company and is considered by the
Board of Directors of the Company to have substantially contributed to the development of the Company's business through his efforts; and

     WHEREAS, the Company desires to provide the Optionee with incentive to continue to work for the Company's best interests in the future.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter contained, the Company and the Optionee hereby agree as follows:

     1.   Grant of Option.  The Company hereby grants to the Optionee the
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irrevocable option (the "Option") to purchase, on the terms and conditions herein set forth, up to 100,000 of the Company's fully paid and nonassessable shares of Common Stock, par value $.01 per share, at an option price determined as set forth in Section 2 of this Agreement.

     2.   Option Price.  The option price for any shares of Common Stock of the
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Company to be purchased pursuant to the Option by valid exercise from time to time during the term thereof by the Optionee shall be $0.29, the estimated fair market value of such Common Stock as of the date of this Option Agreement.

     3.   Period of Option and Vesting.  The Option is fully vested immediately
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and is exercisable at any time during the five year period commencing on the date of this Option Agreement and ending February 27, 2007. Termination of the Optionee's relationship with the Company at any time shall not affect the ability of the Optionee to exercise the Option during the five year period.

     4.   Adjustments.  If each of the outstanding shares of Common Stock of the
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Company (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of agreement, consolidation, recapitalization, reclassification, split-up, combination of the shares or otherwise), then there shall be substituted for each share covered by the Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be changed. If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors of the Company shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind or option price of the shares covered by the Option, or an
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adjustment in the number or kind of other shares subject, or which may be subject, to the Option, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in the Option pursuant to this Section 4 may be settled in cash or otherwise as the Board of Directors of the Company shall determine. Notice of any adjustment shall be given by the Company to the Optionee and such adjustment (whether or not such notice is given or received) shall be effective and binding for all purposes of the Option.

     5.   Reservation of Shares.  The Company covenants and agrees that it has
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reserved and shall at all times, so long as the Option is outstanding, reserve and keep available out of its authorized but unissued Common Stock, par value $.01 per share, solely for the purpose of issuing Common Stock upon the exercise of the Option, the full number of shares of Common Stock deliverable upon the exercise of the Option.

     6.   Stockholder's Rights.  The Optionee shall not, based on his being
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Optionee hereunder, be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other security of the Company which may at any time be issuable on the exercise of the Option for any purpose, nor shall anything contained herein be construed to confer upon the Optionee, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors on any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable as provided herein.

     7.   Transferability.  The Option is not transferable by the Optionee
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otherwise than by will or the laws of descent or distribution, and is exercisable during the Optionee's lifetime only by the Optionee.

     8.   Method of Exercise of Option.  The Option may be exercised in whole or
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in part by the Optionee's giving written notice, specifying the number of shares which the Optionee elects to purchase and the date on which such purchase is to be made, to the Company by mail, postage prepaid, or delivering such notice addressed to the Company, at its principal office in Los Angeles, California, attention of the President, at least ten and not more than thirty days prior to the date specified in such notice as the date on which such purchase is to be made. Such notice shall contain (if required by the Company so that the Company, on issuing the shares to the Option, will comply with the applicable securities laws) a written representation by the Optionee that (i) he is acquiring the shares to be so purchased for investment and not with a view to distribution to the public and (ii) he will not dispose of the shares so purchased except in compliance with the Securities Act of 1933, as amended, and the rules and regulations (such as Rule 144) promulgated thereunder applicable at the time to such disposition. The Company may require further assurances that the acquisition of the shares will not involve any violations of law.

     If such exercise shall be in accordance with the provisions of the Option, the Company shall, on the date specified in the notice and against receipt from the Optionee of the option price, deliver, at

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its principal office in Los Angeles, California, a certificate or certificates for the shares of Common Stock so purchased and shall pay all stamp taxes payable in connection therewith. For purposes of this Section 8, a person to whom the Option is transferred by will or the laws of descent and distribution, as contemplated by Section 7, shall be deemed the Optionee.

     Each stock certificate for shares issued on exercise of the Option shall bear the following legend:

          The Shares represented by this Certificate have not been registered under the Securities Act of 1933. The Shares may not be sold or offered for sale in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933 or an option of counsel of the Company that such registration is not required.

     Notwithstanding the foregoing, the Optionee may elect to exercise the Option pursuant to a cashless exercise, whereby the Optionee would receive the full amount of the Common Stock exercised less that number of shares having a fair market value equal to the aggregate exercise price. Assuming such cashless exercise, the Optionee will pay no other consideration in connection with the exercise of the Option.

     9.   Binding Agreement.  This Option Agreement shall be binding upon and
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shall inure to the benefit of any successor or assign of the Company and the
Optionee's legal representatives.

     10   Entire Agreement.  This Agreement contains the entire agreement of the
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parties with respect to the Option and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any change, modification or extension is sought.

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first above written.

                                 UNITED LEISURE CORPORATION

                                    /s/ Brian Shuster
                                 By_______________________________________
                                    Brian Shuster
                                    President and Chief Executive Officer


AGREED TO AND ACCEPTED:


_______________________
    Brian Shuster

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                                 UNITED LEISURE CORPORATION


                                 By /s/ Brian Shuster
                                    -------------------------------------
                                    Brian Shuster
                                    President and Chief Executive Officer


AGREED TO AND ACCEPTED:


/s/ Brian Shuster
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    Brian Shuster

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